GOLDMAN SACHS TRUST II

Goldman Sachs Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Global Equity Fund

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Goldman Sachs Multi-Manager Real Assets Strategy Fund

(the “Funds”)

Supplement dated August 22, 2024 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2024

Effective immediately, Mao Dong will no longer serve as a portfolio manager for the Funds. Scott McDermott and Betsy Gorton will continue to serve as portfolio managers for the Funds, and Yvonne Woo will continue to serve as a portfolio manager for the Goldman Sachs Multi-Manager Real Assets Strategy Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to Mr. Dong in the Prospectus and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectus and SAI for future reference.

SMACTBDSTK 08-24